RYDEX|SGI SERIES FUNDS

                           INSTITUTIONAL CLASS SHARES (FORMERLY, I-CLASS SHARES)

                                                              SUMMARY PROSPECTUS

                                                                   JUNE 28, 2010

                                                                    ALTERNATIVES

                                           MANAGED FUTURES STRATEGY FUND (RYIFX)


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                                                                     RYDEX | SGI
                                                   SECURITY GLOBAL INVESTORS(SM)

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   Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an email to: sservices@sg-investors.com. The Fund's Prospectus and SAI, each dated May 1, 2010, and the Fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.

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MANAGED FUTURES STRATEGY FUND
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INVESTMENT OBJECTIVE - The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator(R) (the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (on shares redeemed within 30 days of purchase)
 (as a percentage of amount redeemed, if applicable)                       1.00%

ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees of the Fund and Subsidiary                                 1.01%
Distribution or Shareholder Service (12b-1) Fees                           None
Other Expenses                                                             0.84%
Other Expenses of the Fund                                                 0.83%
Other Expenses of the Subsidiary                                           0.01%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.85%
                                                                           ----
Fee Waivers**                                                              0.11%
Total Annual Fund Operating Expenses After Fee Waiver                      1.74%

* THE EXPENSES SHOWN ARE BASED ON THE EXPENSES OF THE FUND'S H-CLASS SHARES, ADJUSTED TO REFLECT A REDUCED INDEX LICENSING FEE.

** PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE
   "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year   3 Years   5 Years   10 Years
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                    $177      $548      $944     $2,052

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, E.G., interest rates and currencies, and 50% to physical commodities, E.G., energy and metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in

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commodity, currency, and financial-linked structured notes, exchange-traded funds ("ETFs") and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

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FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy or precious metals sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy or precious metals sectors. The prices of the securities of energy and precious metals sector companies also may fluctuate widely in response to such events.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LEVERAGING RISK - The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

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TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commoditylinked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The Fund's Institutional Class Shares are new and, thus, have no operating history. Therefore, the returns shown in the bar chart below for all periods are the returns of the Fund's H-Class Shares, which are offered in a separate Prospectus. The Fund's H-Class Shares would have annual returns substantially similar to those of Institutional Class Shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Institutional Class Shares and H-Class Shares. If differences in expenses had been reflected, the returns shown would be higher. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800.820.0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE H-CLASS SHARES IS BASED ON A CALENDAR YEAR.

                         8.69%                -4.25%
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                         2008                  2009

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2008) 8.21%                (quarter ended 9/30/2008) -6.51%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will

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depend on your specific tax situation and may differ from those shown below.
After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                              Since Inception
H-CLASS SHARES                                                                          Past 1 Year                (3/2/2007)
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
Return Before Taxes                                                                          -4.25%                     3.85%
Return After Taxes on Distributions                                                          -4.25%                     3.49%
Return After Taxes on Distributions and Sale of Fund Shares                                  -2.76%                     3.14%
S&P Diversified Trends Indicator(R) (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      -5.88%                     4.14%

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

   o Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

   o Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

   o Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

PURCHASE AND SALE OF FUND SHARES - Purchases of Institutional Class Shares of the Fund are subject to a minimum initial investment amount of $2,000,000.

If you are an eligible investor, or meet the minimum initial investment requirement discussed above, you may purchase shares of the Fund through an authorized broker-dealer or directly from the Fund by mail at Rydex|SGI, Attn:
Ops Dept., P.O. Box 758567, Topeka, Kansas 66675-8567, or by telephone at 1-800-820-0888. Shares may be purchased by check or by bank wire. Shares may be redeemed on any day the Fund's net asset value ("NAV") is calculated. You may receive redemption proceeds by ACH, by check, or by bank wire.

Eligible investors for Institutional Class Shares include the following:

   o Employee benefit plan programs that have at least $25 million in plan assets;

   o Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;

   o Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;

   o Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code");

   o Funds of Funds advised by Rydex Investments, Security Global Investors, LLC or their affiliates;

   o  Funds of Funds advised by unaffiliated investment advisers; and

   o Institutions that invest the minimum initial investment amount in the Fund.

The investor eligibility requirements may be amended from time to time as reflected in the Trust's then-current registration statement.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any business day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

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TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

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RYDEX | SGI
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

SUMMFI-0510x0511